Mercantile
Bank Corporation

Conference Call and Webcast Presentation

Fourth Quarter 2021



Forward-Looking Statements

Forward-Looking Statements

This news release contains statements or information that may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "will," and similar references to future periods. Any such statements are based on current expectations that involve a number of risks and uncertainties. Actual results may differ materially from the results expressed in forward-looking statements. Factors that might cause such a difference include changes in interest rates and interest rate relationships; increasing rates of inflation and slower growth rates; significant declines in the value of commercial real estate; market volatility; demand for products and services; the degree of competition by traditional and nontraditional financial services companies; changes in banking regulation or actions by bank regulators; changes in tax laws; changes in prices, levies, and assessments; the impact of technological advances; potential cyber-attacks, information security breaches and other criminal activities; litigation liabilities; governmental and regulatory policy changes; the outcomes of existing or future contingencies; trends in customer behavior as well as their ability to repay loans; changes in local real estate values; damage to our reputation resulting from adverse publicity, regulatory actions, litigation, operational failures, and the failure to meet client expectations and other facts; changes in the method of determining Libor and the phase-out of Libor; changes in the national and local economies, including the ongoing disruption to financial market and other economic activity caused by the COVID-19 pandemic; and other factors, including those expressed as risk factors, disclosed from time to time in filings made by Mercantile with the Securities and Exchange Commission. Mercantile undertakes no obligation to update or clarify forward-looking statements, whether as a result of new information, future events or otherwise. Investors are cautioned not to place undue reliance on any forward-looking statements contained herein.

A Commitment to Excellence

Performance Highlights

As of December 31, 2021

- Full year 2021 net income of $59M up over 33% from 2020
- 2021 net revenue of $180M benefitted from increased NII and strong noninterest income growth, with virtually all areas of noninterest income growing
- Net commercial loans (excluding PPP loans) grew 20% during 2021
- Ongoing strength in asset quality metrics, including nonperforming assets to total assets of just five basis points
- Continued strong mortgage banking income, totaling $30M in 2021
- Strong local deposit growth supporting continued funding cost reduction
- 2021 cash dividends aggregated $1.18 per share in 2021, up over 5% from 2020

NASDAQ:
MBWM

$580M
MARKET CAP

$5.26B
TOTAL ASSETS

$3.45B
TOTAL LOANS

$4.08B
TOTAL DEPOSITS

Michigan's Community Bank®


Petoskey
Cadillac
West Branch
Mt Pleasant
Holland
Grand Rapids
Lansing
Detroit
Kalamazoo

Top 10
Deposit Market Share in Michigan

- Founded in Grand Rapids in 1997
- Third largest bank headquartered in MI*
- 44 banking locations
- Expanded to Cincinnati, Ohio and Midland, Michigan in 2020 & Petoskey, Michigan in 2021
- Addition of new lending teams focused at driving growth in all markets

Top 5 Michigan Markets**

County	Total Deposits	Unemployment Rate	2020 Population	10 Year Population Change	10 Year Growth %
Kent	1,619,521	4.1%	657,974	+55,352	9.2%
Clinton	332,897	3.7%	79,128	+3,746	5.0%
Kalamazoo	298,988	4.4%	261,670	+11,339	4.5%
Isabella	252,024	4.5%	64,394	-5,917	-8.4%
Gratiot	201,724	4.8%	41,761	-715	-1.7%


Cincinnati

*Based on latest FDIC Summary of Deposit data. **Deposit data as of June 30, 2021. Unemployment data as of October 2021 from the Michigan Bureau of Labor. Population data from the U.S. Census.

Strategic Initiatives

LEVERAGE INVESTMENTS

- Expand usage of Treasury Management products and services
- Cultivate new market growth
  - Southeast Michigan
  - West Michigan
  - Midland, Michigan
  - Petoskey, Michigan
  - Cincinnati, Ohio
- Further entrench strong presence in Grand Rapids/ Kent County
- Capitalize on merger disruptions
- Continue to deepen new and current relationships

DIGITAL DELIVERY

- Expand customer utilization of digital banking services
- Personalize the digital experience
- Deploy digital onboarding for all products
- Leverage data to customize client interactions and refine internal systems
- Offer best-in-class products and services
- Continued enhancement of digital products & services

PEOPLE & CULTURE

- Recruit and retain top talent and develop emerging leaders
- Maintain strong training programs
- Expand Diversity, Equity & Inclusion initiatives
- Implement best practices with evolving Environmental, Social & Governance frameworks
- Support customers during times of economic uncertainty
- Continue development of strong community partnerships and volunteer involvement

RISK & PROCESS

- Maintain dynamic Enterprise Risk Management Program
- Optimize "work from home/ work from office" framework
- Evolve branches into relationship centers
- Ensure financial strength and resiliency
- Maintain robust asset, transaction and risk analysis processes
- Deploy data analytics programs to improve efficiency and monitor risk

Forward Progress

DEI
Diversity, Equity & Inclusion

- Providing access to enriching learning and growth opportunities via a wide variety of methods, including live speaking engagements, videos, books, articles, group discussion and training sessions.
- Supervisors provided with best practices, resources and tools with which to engage their teams and promote collaboration across all departments.
- Diversity Council comprised of a wide cross-section of employees and departments, working together to implement supportive DEI strategies and new ideas to help ensure everyone feels like an integral part of the workplace.
- Ensure comprehensive DEI Policy and Supplier Diversity Program.

ESG
Environmental, Social & Governance

- Formation of an ESG Committee and issuance of the Bank's first Corporate Social Responsibility Report.
- Branch merger and optimization with more efficient facilities in the same markets, including the deployment of VBMs and the opening of locations in new markets.
- Continued development of strong community partnerships and volunteer involvement.
- Ongoing risk management monitoring through a risk and control framework encompassing a variety of separate but complementary financial, credit, operational, compliance and legal reporting systems and processes.
- Promote energy efficiencies in all Bank locations.
- Dedicated 249 hours to HR HireReach program, a West Michigan initiative which uses an evidence-based selection process to make better hiring decisions.
- Provide ongoing support of commercial customers through the Payment Protection Program (PPP).
- Awarded four Affordable Housing Program grants totaling nearly $2M in 2021.
- Donations of about $0.8M in support of non-profit organizations within our communities in 2021.
- Installation of EV charging stations on a pilot program.

Financial Performance

Fourth Quarter 2021



Diversified Revenue

Diversified & Growing Noninterest Income

- Noninterest income made up 28% of total revenue in 4Q 2021, up from 23% in prior year period
- While mortgage banking revenue remains the primary driver of noninterest income, virtually all areas contributed to growth
- Well-positioned to capture greater share of mortgage banking market
- Interest rate swap program introduced in 4Q20 has generated revenue of almost $7M during 2021

Continued Solid Net Interest Income Generation of $124M in 2021

8%
Net Revenue Growth in 2021 Over 2020


NET REVENUE
$180
$56
$126
$167
$45
$122
$152
$27
$125
$139
$19
$120
$129
$19
$110
2021
2020
2019
2018
2017
$200
$160
$120
$80
$40
$0
Millions
Net interest income
Noninterest income


Net Revenue $180M Over 2021
68%
3%
17%
4%
4%
4%
Net Interest Income (Up 2% YoY)
Service charges (Up 11% YoY)
Mortgage income (Up 2% YoY)
Credit and debit (Up 26% YoY)
Swaps (Up 636% YoY)
All Other (Up 57% YoY)

Noninterest Income Strategic Initiatives

Robust mortgage volume led by purchase activity, supported by continued strong refinance activity



MORTGAGE PIPELINE YEAR-OVER-YEAR TREND: VOLUME & UNITS
Volume in Millions
$120
$100
$80
$60
$40
$20
$-
Units
600
500
400
300
200
100
0
January
February
March
April
May
June
July
August
September
October
November
December
2021
2020
2021 Units
2020 Units

Noninterest Income Strategic Initiatives

Well-positioned to capture market share with proven record of fast and effective processing and strategic hires of seasoned lenders across Mercantile's markets


MORTGAGE PIPELINE YEAR-OVER-YEAR TREND: APPLICATIONS
1,200
1,000
800
600
400
200
0
January
February
March
April
May
June
July
August
September
October
November
December
2021 Apps
2020 Apps

Strong Credit Culture

Diversified Lending

Mercantile has worked continuously since the end of the Great Recession to place itself in a position of strength regardless of the economic conditions. Our loan portfolio has been built through the cultivation and development of deep mutually beneficial client relationships. Loan portfolio metrics have remained very strong, including during disruptions caused by the COVID-19 Pandemic, reflecting the solid performance of the Bank's Customers.



Asset Quality Metrics

5 bps
Nonperforming Assets to Total Assets

Five Quarter Trends & YTD ($ in thousands)

	12/31/21	9/30/21	6/30/21	3/31/21	12/31/20	YTD 2021	YTD 2020
Net loan charge-offs (recoveries)	($1,340)	$390	($318)	($428)	$106	($1,696)	($27)
Net loan charge-offs to average loans	(0.16%)	0.05%	(0.04%)	(0.05%)	0.01%	(0.05%)	(0.01%)
Allowance to loans	1.02%	1.13%	1.11%	1.15%	1.19%	1.02%	1.19%
Nonperforming loans to total loans	0.07%	0.08%	0.08%	0.08%	0.11%	0.07%	0.11%
Nonperforming assets to total assets	0.05%	0.06%	0.07%	0.07%	0.09%	0.05%	0.09%

Core Commercial Loan Growth (dollars in millions)

20% Core Loan Growth in 2021

Five Quarter Trend

	12/31/21	9/30/21	6/30/21	3/31/21	12/31/20
Core Commercial Loans	$2,910	$2,727	$2,564	$2,513	$2,429
PPP Loans	$40	$116	$246	$455	$365
Total Commercial Loans	$2,950	$2,843	$2,810	$2,968	$2,794

Five Year Trend

	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Core Commercial Loans	$2,910	$2,429	$2,442	$2,360	$2,204
PPP Loans	$40	$365	$–	$–	$–
Total Commercial Loans	$2,950	$2,794	$2,442	$2,360	$2,204

Strong Credit Culture

Commercial Loan Portfolio Composition

Loan Type*

- Commercial & Industrial
- Commercial Vacant Land, Land Development & Residential Construction
- Commercial Real Estate – Owner Occupied
- Commercial Real Estate – Non-Owner Occupied
- Commercial Real Estate – Multi-Family & Residential Rental



6%
38%
35%
20%
1%

*As of December 31, 2021. Excludes PPP Loans.

Loan Concentration

Industry*

- Real Estate, Rental & Leasing
- Services
- Agriculture, Oil & Gas Extraction & Utilities
- Construction
- Manufacturing
- Wholesale Trade
- Retail Trade
- Transportation & Warehousing
- Information
- Finance & Insurance


1%
4%
17%
6%
7%
2%
1%
3%
39%
20%

*As of December 31, 2021

Commercial Credit Exposure

Credit Risk Profile by Internal Credit Risk Grades* ($ in millions)

Internal Credit Risk Grade Groupings	Commercial & Industrial	Commercial Vacant Land, Land Development, & Residential Construction	Commercial Real Estate – Owner Occupied	Commercial Real Estate – Non-Owner Occupied	Commercial Real Estate – Multi-Family & Residential Rental
Grades 1-4	$689.1	$28.3	$346.1	$503.4	$119.4
Grades 5-7	$398.4	$14.8	$208.1	$511.3	$57.0
Grades 8-9	$9.8	$0.1	$11.6	$12.7	$0.2
Total Commercial	$1,097.3	$43.2	$565.8	$1,027.4	$176.6
% of Total Commercial Loans as of December 31, 2021	38%	1%	20%	35%	6%

*Excludes PPP Loans

Past Due Loans

Commercial & Retail Past Due Loans* ($ in millions)

	30 – 59 Days Past Due	60 – 89 Days Past Due	> 89 Days Past Due	Total Past Due	Current	Total Loans	Recorded Balance > 89 Days & Accruing
Commercial & Industrial	-	-	$0.2	$0.2	$1,137.3	$1,137.5	$0.2
Vacant Land, Land Development, Residential Construction	-	-	-	-	$43.2	$43.2	-
Real Estate – Owner Occupied	-	-	-	-	$565.8	$565.8	-
Real Estate – Non-Owner Occupied	-	-	-	-	$1,027.4	$1,027.4	-
Real Estate – Multi-Family & Residential Rental	-	-	-	-	$176.6	$176.6	-
Total Commercial	-	-	$0.2	$0.2	$2,950.3	$2,950.5	-
Home Equity & Other	$0.1	-	-	$0.1	$60.4	$60.5	-
1-4 Family Mortgages	$1.3	$0.2	$0.1	$1.6	$440.9	$442.5	-
Total Retail	$1.4	$0.2	$0.1	$1.7	$501.3	$503.0	-
Total Past Due Loans	**$1.4**	**$0.2**	**$0.3**	**$1.9**	**$3,451.6**	**$3,453.5**	**$0.2**

As of December 31, 2021. Excludes current non-accrual loans.

Past Due Loans

6 bps
Past Due Loans as % of Total Loans


$2.0
$1.1
$2.0
$2.1
$3.0
$2.1
$1.4
$2.8
$1.9
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
Millions
12/31/21
9/30/21
6/30/21
3/31/21
12/31/20
9/30/20
6/30/20
3/31/20
12/31/19
30-89 Days Past Due
90 Days & Over Past Due
Over 89 Days Past Due & Accruing

Managing Abundant Deposits & Liquidity

Total Deposits of $4.08B*

- Continue to attract local deposits, supporting improved funding costs
- Loan to deposit ratio of 85%
- Noninterest-bearing deposits up 17% in 2021 and now make up 41% of total deposits
- Interest-bearing deposits up 22% in 2021


20%
Deposit Growth over 2021
Total Deposits
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
Billions
12/31/21
12/31/20
12/31/19
12/31/18
12/31/17
Interest-bearing
Noninterest-bearing

*As of December 31, 2021

Appendix

Thank you for your interest in our company

NASDAQ Global Select Market Symbol: MBWM

310 Leonard Street NW, Grand Rapids, MI 49504

616.406.3000 or 800.453.8700

www.mercbank.com



Executive Management Team



Robert B. Kaminski, Jr.
President & Chief Executive Officer

Mr. Kaminski joined the Bank in 1997 and has over 35 years of commercial banking experience. Mr. Kaminski was appointed President and Chief Executive Officer of Mercantile on January 1, 2017 and continues to serve as Chief Executive Officer of the Bank, a position he has held since 2015.



Raymond E. Reitsma
EVP, Chief Operating Officer & President of the Bank

Mr. Reitsma was appointed President of the Bank effective January 1, 2017, and has been with the Bank for 15 years, beginning with his initial role as a Commercial Loan Manager in 2003, including holding the title of Senior Lender for eight years.



Charles E. Christmas
EVP, Chief Financial Officer & Treasurer

Mr. Christmas joined the Bank in 1998 and has over 32 years of banking experience. Before being promoted to his current role, he served as SVP and CFO of Mercantile and the Bank from 2000 to 2015. Mr. Christmas also serves as Treasurer of Mercantile, a position he has held since 2000.

Product Offerings

PEER PRODUCT	MBWM	BAC	JPM	FITB	CMA
Autobooks for Small Business with Electronic Invoicing & Collection	✓				
Bill Payment & ACH	✓	✓	✓	✓	✓
Cash Management	✓	✓	✓	✓	✓
Credit Card Rewards	✓	✓	✓	✓	✓
Health Savings Account	✓	✓	✓	✓	✓
In-House Payroll Services & Human Capital Management Solutions	✓				
Integrated Payables	✓	✓	✓	✓	✓
Integrated Receivables	✓	✓	✓	✓	✓
Merchant Services	✓	✓	✓	✓	✓
Personal Finance Management (Within Online & Mobile Banking)	✓	✓			✓
Remote Deposit Capture	✓	✓	✓	✓	✓

COVID-19 Activities & Timeline

JANUARY 2020
- Monitoring initial reports of COVID-19

FEBRUARY 2020
- Pandemic plan activated to ensure the health and safety of our employees and customers

MARCH 2020
- Branches open by appointment only (3/18)
- Initiation of payment relief assistance programs for commercial and retail loan customers (3/18)
- 75-80% of staff working remotely from home (3/23)
- All lobbies closed (3/25)
- CARES Act signed into law (3/27)

APRIL & MAY 2020
- Significant portion of staff fully immersed in PPP processing and submission
- After applications are approved and funded by SBA, focus shifts to the forgiveness phase
- Planning for the State's re-opening

JUNE 2020
- Phased return of employees to the workplace
- Re-opening of lobbies by appointment only (6/1)
- Lobbies re-opened to customers (6/26)

AUGUST 2020
- PPP forgiveness submissions begin (8/31)

SEPTEMBER 2020
- 25% reduction of in-person employee attendance in densely occupied offices

NOVEMBER 2020
- All lobbies closed; 75-80% of staff working remotely

JANUARY 2021
- Preparations begin for a new round of PPP funding

FEBRUARY 2021
- Phased reopening of lobbies (2/1)
- 25% of staff returned to in-office work (2/16)

MARCH 2021
- 50% of staff returned to in-office work (3/1)
- Reduced staff working in offices to 25% (3/30)

APRIL 2021
- While branches remain open, moved to 100% remote for all other departments (4/12)

JUNE 2021
- With COVID metrics improving & vaccines widely available, staff returned to 50% in-office work (6/1)

JULY 2021
- Staff returned to 100% in-office work (7/6)

SEPTEMBER 2021
- The Bank's Remote Work Policy was implemented, allowing customized in person/ remote work balance by department, and the flexibility for employees to pivot to remote work during times of high virus transmission

Paycheck Protection Program (PPP)

*As of December 31, 2021	ORIGINAL		FORGIVEN		REMAINING	
LOAN BALANCE SEGMENT	#	$	#	$	#	$
PPP Round One	2,171	$553,100,000	(2,161)	($551,800,000)	10	$1,300,000
PPP Round Two	1,216	$208,500,000	(1,038)	($169,700,000)	178	$38,800,000
Totals	3,387	$761,600,000	(3,199)	($721,500,000)	188	$40,100,000

		PPP ROUND ONE		PPP ROUND TWO
NET FEE INCOME ACCRETION				
2nd Quarter 2020	$	2,700,000	$	0
3rd Quarter 2020	$	3,000,000	$	0
4th Quarter 2020	$	5,400,000	$	0
1st Quarter 2021	$	2,400,000	$	400,000
2nd Quarter 2021	$	1,100,000	$	1,800,000
3rd Quarter 2021	$	200,000	$	2,600,000
4th Quarter 2021	$	<100,000	$	2,300,000
Remaining as of December 31, 2021	$	<100,000	$	1,000,000

Consolidated Reports of Income

(Unaudited)

Unaudited

		Three Months Ended		Three Months Ended		Twelve Months Ended		Twelve Months Ended
		Dec. 31, 2021		Dec. 31, 2020		Dec. 31, 2021		Dec. 31, 2020
Net Income	$	11,639,000	$	14,082,000	$	59,021,000	$	44,138,000
Basic earnings per share	$	0.74	$	0.87	$	3.69	$	2.71
Diluted earnings per share	$	0.74	$	0.87	$	3.69	$	2.71
Average basic shares outstanding		15,696,204		16,279,052		15,986,857		16,268,689
Average diluted shares outstanding		15,696,451		16,279,243		15,987,303		16,269,319

Consolidated Reports of Income

(Unaudited)

Net Interest Income

	Three Months Ended	Three Months Ended	Twelve Months Ended	Twelve Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2021	Dec. 31, 2020
INTEREST INCOME				
Loans, including fees	$ 34,617,000	$ 35,971,000	$ 135,048,000	$ 137,399,000
Investment securities	2,139,000	1,484,000	7,513,000	10,038,000
Other interest-earning assets	290,000	165,000	933,000	876,000
Total interest income	37,046,000	37,620,000	143,494,000	148,313,000
INTEREST EXPENSE				
Deposits	1,867,000	3,176,000	9,114,000	14,984,000
Short-term borrowings	47,000	41,000	170,000	173,000
Federal Home Loan Bank advances	2,028,000	2,072,000	8,177,000	8,571,000
Other borrowed money	570,000	482,000	1,971,000	2,339,000
Total interest expense	4,512,000	5,771,000	19,432,000	26,067,000
Net interest income	32,534,000	31,849,000	124,062,000	122,246,000
Provision for loan losses	(3,4000,000)	2,500,000	(4,300,000)	14,050,000
Net interest income after provision for loan losses	$ 35,934,000	$ 29,349,000	$ 128,362,000	$ 108,196,000

Consolidated Reports of Income
(Unaudited)

Noninterest Income

	Three Months Ended	Three Months Ended	Twelve Months Ended	Twelve Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2021	Dec. 31, 2020
Service charges on accounts	$ 1,391,000	$ 1,177,000	$ 5,078,000	$ 4,578,000
Mortgage banking income	6,910,000	9,600,000	29,959,000	29,346,000
Credit and debit card income	1,972,000	1,602,000	7,516,000	5,973,000
Interest rate swap income	776,000	932,000	6,862,000	932,000
Payroll services	442,000	399,000	1,815,000	1,745,000
Earnings on bank owned life insurance	292,000	281,000	1,164,000	1,214,000
Gain on sale of branch	0	0	1,058,000	0
Other income	849,000	342,000	2,768,000	1,384,000
Total noninterest income	$ 12,632,000	$ 14,333,000	$ 56,220,000	$ 45,172,000

Consolidated Reports of Income

(Unaudited)

Noninterest Expense

	Three Months Ended	Three Months Ended	Twelve Months Ended	Twelve Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2021	Dec. 31, 2020
Salaries and benefits	$ 19,193,000	$ 15,411,000	$ 66,447,000	$ 59,799,000
Occupancy	2,067,000	2,006,000	8,088,000	7,950,000
Furniture and equipment	934,000	850,000	3,654,000	3,350,000
Data processing costs	2,966,000	2,647,000	11,104,000	10,440,000
Charitable foundation contributions	4,020,000	0	4,020,000	0
Other expense	4,167,000	5,027,000	17,553,000	16,981,000
Total noninterest expense	33,347,000	25,941,000	110,866,000	98,520,000
Income before federal income tax expense	15,219,000	17,741,000	73,716,000	54,848,000
Federal income tax expense	3,580,000	3,659,000	14,695,000	10,710,000
Net Income	$ 11,639,000	$ 14,082,000	$ 59,021,000	$ 44,138,000

Consolidated Reports of Income
(Unaudited)

Yield on Assets/ Cost of Funds

	Quarterly				
	2021 4th Qtr	2021 3rd Qtr	2021 2nd Qtr	2021 1st Qtr	2020 4th Qtr
Yield on loans	4.07%	4.07%	3.99%	4.03%	4.34%
Yield on securities	1.46%	1.46%	1.54%	1.61%	1.69%
Yield on other interest-earning assets	0.15%	0.16%	0.12%	0.11%	0.12%
Yield on total earning assets	3.12%	3.13%	3.20%	3.26%	3.55%
Yield on total assets	2.94%	2.94%	3.02%	3.09%	3.35%
Cost of deposits	0.19%	0.23%	0.25%	0.31%	0.37%
Cost of borrowed funds	1.66%	1.67%	1.73%	1.78%	1.75%
Cost of interest-bearing liabilities	0.63%	0.69%	0.74%	0.82%	0.91%
Cost of funds *(total earning assets)*	0.38%	0.42%	0.44%	0.49%	0.55%
Cost of funds *(total assets)*	0.36%	0.39%	0.41%	0.47%	0.51%
Net interest margin *(fully tax-equivalent)*	2.74%	2.71%	2.76%	2.77%	3.00%

Consolidated Reports of Income

(Unaudited)

Mortgage Banking Activity

($ in thousands)		Quarterly				
		2021 4th Qtr	2021 3rd Qtr	2021 2nd Qtr	2021 1st Qtr	2020 4th Qtr
Total mortgage loans originated	$	210,200	259,500	237,300	245,200	218,900
Purchase mortgage loans originated	$	124,600	143,600	144,500	81,500	99,500
Refinance mortgage loans originated	$	85,700	115,900	92,800	163,700	119,400
Mortgage loans originated to sell	$	129,500	177,800	140,500	195,700	159,900
Net gain on sale of mortgage loans	$	6,900	6,700	7,700	9,200	9,500

Consolidated Reports of Income
(Unaudited)

Asset Quality

($ in thousands)		Quarterly				
		2021 4th Qtr	2021 3rd Qtr	2021 2nd Qtr	2021 1st Qtr	2020 4th Qtr
Gross loan charge-offs	$	179	744	68	53	340
Recoveries	$	1,519	354	386	481	234
Net loan charge-offs (recoveries)	$	(1,340)	390	(318)	(428)	106
Net loan charge-offs to average loans		(0.16%)	0.05%	(0.04%)	(0.05%)	0.01%
Provision for loan losses	$	(3,400)	1,900	(3,100)	300	2,500
Allowance for loan losses	$	35,400	37,400	35,900	38,700	38,000
Allowance to loans		1.02%	1.13%	1.11%	1.15%	1.19%
Allowance to loans excluding PPP loans		1.04%	1.17%	1.20%	1.33%	1.33%
Nonperforming loans	$	2,500	2,800	2,700	2,800	3,400
Other real estate/repossessed assets	$	0	100	400	400	700
Nonperforming loans to total loans		0.07%	0.08%	0.08%	0.08%	0.11%
Nonperforming assets to total assets		0.05%	0.06%	0.07%	0.07%	0.09%

Consolidated Reports of Income

(Unaudited)

Nonperforming Assets Reconciliation

($ in thousands)		Quarterly				
		2021 4th Qtr	2021 3rd Qtr	2021 2nd Qtr	2021 1st Qtr	2020 4th Qtr
Beginning balance	$	2,900	3,100	3,200	4,100	4,700
Additions	$	200	400	500	100	1,000
Return to performing status	$	0	0	0	(100)	0
Principal payments	$	(400)	(300)	(500)	(600)	(1,100)
Sale proceeds	$	(100)	(200)	0	(100)	(200)
Loan charge-offs	$	(100)	0	(100)	0	(300)
Valuation write-downs	$	0	(100)	0	(200)	0
Ending balance	$	2,500	2,900	3,100	3,200	4,100